Trade and other receivables	12 Months Ended
Dec. 31, 2025
Trade and other receivables [abstract]
Trade and other receivables

25. Trade and other receivables

	2025 £m	2024 £m
Trade receivables, net of loss allowance	5,913	5,563
Accrued income	13	18
Prepayments	385	390
Interest receivable	2	1
Employee loans and advances	11	7
Other receivables	1,147	857
	7,471	6,836
There were no trade or other receivable balances (2024: £nil) due from associates and joint ventures. The most significant component of other receivables comprises receivables for indirect and other taxes of £511 million (2024: £447 million). The other significant balance within other receivables is royalties receivable of £217 million (2024: £164 million).

Trade receivables loss allowance	2025 £m	2024 £m
1 January	99	85
Exchange adjustments	–	(2)
Charge for the year	49	34
Transfer to assets held for sale	–	(1)
Subsequent recoveries of amounts provided for	(65)	(12)
Utilised	(8)	(5)
At 31 December	75	99
Of the total trade receivables balance, £13 million (2024: £13 million) is considered credit impaired, against which a £4 million
(2024: £5 million) expected credit loss allowance has been applied. No amount was purchased or originated credit impaired.
Within the other receivables of £1,147 million (2024: £857 million), £554 million (2024: £360 million) is classified as financial assets of which £15 million (2024: £2 million) is classified as held at fair value through profit or loss. At 31 December 2025, an expected credit loss allowance of £11 million (2024: £9 million) was recognised in respect of financial assets, with a release in expected credit loss allowance of £2 million (2024: £6 million) reported in profit or loss during the year.
For more discussion on credit risk practices, please refer to Note 43, 'Financial instruments and related disclosures'.